Exhibit 99.1

DarkPulse, Inc. to Present at the Small Cap Growth Virtual Investor Conference December 9th

Company invites individual and institutional investors, as well as advisors and analysts, to attend online at VirtualInvestorConferences.com

NEW YORK, Dec. 08, 2025 (GLOBE NEWSWIRE) -- DarkPulse, Inc. (OTCQB: DPLS) (“DarkPulse” or the “Company”), based in New York and focused on advanced distributed fiber optic sensing technology for critical infrastructure protection today announced that Dennis O’Leary, CEO, will present live at the Small Cap Growth Virtual Investor Conference hosted by VirtualInvestorConferences.com on December 9th.

DarkPulse’s proprietary BOTDA (Brillouin Optical Time Domain Analysis) dark-pulse based sensor technology with A.I. enhanced User Interface delivers real-time, continuous monitoring and data analytics for critical infrastructure, including oil & gas pipelines, national borders, rail systems, telecommunications networks, and aerospace applications. As global demand for smart city solutions and resilient infrastructure intensifies, DarkPulse’s patented ultra-high resolution technologies and innovation is at the forefront of critical asset security and structural health monitoring.

DATE: December 9th
TIME: 1:30 PM ET

LINK: REGISTER HERE

Available for 1x1 meetings December 9-12th. Schedule 1x1 Meetings here

This will be a live, interactive online event where investors are invited to ask the company questions in real-time. If attendees are not able to join the event live on the day of the conference, an archived webcast will also be made available after the event.

It is recommended that online investors pre-register and run the online system check to expedite participation and receive event updates.

Learn more about the event at www.virtualinvestorconferences.com.

Recent Company Highlights

•	Recent team expansion in India

•	Acquisition of Office Space in Dubai Silicon Oasis

•	Consultancy agreement with BX3providing business intelligence, market access strategy, and contract capture services throughout the Middle East and North Africa

DarkPulse, Inc. (OTCQB: DPLS) is a technology company specializing in the manufacture, sale, installation, and monitoring of laser sensing systems powered by its patented BOTDA dark-pulse sensor technology. Serving industries such as energy, border security, transportation, and telecommunications. DarkPulse delivers actionable data streams for infrastructure health, security, and efficiency. Headquartered in New York, the Company is dedicated to empowering global system dynamics through innovative smart city and critical resource monitoring solutions. For more information, visit www.darkpulse.com.

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About Virtual Investor Conferences®

Virtual Investor Conferences (VIC) is the leading proprietary investor conference series that provides an interactive forum for publicly traded companies to seamlessly present directly to investors.

Providing a real-time investor engagement solution, VIC is specifically designed to offer companies more efficient investor access. Replicating the components of an on-site investor conference, VIC offers companies enhanced capabilities to connect with investors, schedule targeted one-on-one meetings and enhance their presentations with dynamic video content. Accelerating the next level of investor engagement, Virtual Investor Conferences delivers leading investor communications to a global network of retail and institutional investors.

CONTACTS:

DarkPulse Inc

Dennis O’Leary, CEO

800.436.1436

ir@darkpulse.com

Virtual Investor Conferences

John M. Viglotti

SVP Corporate Services, Investor Access

OTC Markets Group

(212) 220-2221

johnv@otcmarkets.com

Safe Harbor Statement

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are intended to be covered by the "safe harbor" created by those sections. Forward-looking statements, which are based on certain assumptions and describe our future plans, strategies and expectations, can generally be identified by the use of forward-looking terms such as "believe," "expect," "may," "should," "could," "seek," "intend," "plan," "goal," "estimate," "anticipate" or other comparable terms. All statements other than statements of historical facts included in this news release regarding our strategies, prospects, financial condition, operations, costs, plans, and objectives are forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations, and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: our ability to successfully market our products and services; the acceptance of our products and services by customers; our continued ability to pay operating costs and ability to meet demand for our products and services; the amount and nature of competition from other security and telecom products and services; the effects of changes in the cybersecurity and telecom markets; our ability to successfully develop new products and services; our success establishing and maintaining collaborative, strategic alliance agreements, licensing and supplier arrangements; our ability to comply with applicable regulations; and the other risks and uncertainties described in our prior filings with the Securities and Exchange Commission. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether because of new information, future developments or otherwise.

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